Transactions in Foreign Currency	12 Months Ended
Dec. 31, 2020
Disclosure About The Transactions In Foreign Currency [Abstract]
Transactions in foreign currency
5.	Transactions in foreign currency

Transactions in foreign currency take place at the open-market exchange rates published by the Superintendence of Banks, Insurance and Pension Funds Administration or “SBS”. As of December 31, 2020, the exchange rates for transactions in United States dollars, published by the SBS, were S/3.618 for purchase and S/3.624 for sale (S/3.311 for purchase and S/3.317 for sale as of December 31, 2019).

As of December 31, 2020 and 2019, the Group had the following assets and liabilities denominated in United States dollars:

	2020	2019
	US$(000)	US$(000)
Assets
Cash and cash equivalents	15,356	993
Trade and other receivables	4,587	5,741
Advances to suppliers for work in progress	4,242	2,586
	24,185	9,320

Liabilities
Trade and other payables	(11,314)	(5,975)
Interest-bearing loans and borrowings	(149,612)	(157,263)
	(160,926)	(163,238)
Cross currency swap position	150,000	150,000

Net monetary position	13,259	(3,918)

As of December 31, 2020 and 2019, the Group has cash currency hedging agreements for its bonds (denominated in US dollars). See note 16. Of the US$150,000,000 shown in the swap position, there are underlying liabilities in the amount of US$131,612,000. The difference of US$18,388,000 is maintained as derivative financial instruments of negotiation.

During 2020, the net loss originated by the exchange difference was approximately S/9,831,000 ( the net gain from exchange difference amounted to S/729,000 during 2019). All these results are presented in the caption “(Loss) gain from exchange difference, net” of the consolidated statement of income.